UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2013 (May 22, 2013)

COMMUNITY FIRST, INC.

(Exact name of registrant as specified in charter)

Tennessee	0-49966	04-3687717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South James M. Campbell Blvd. Columbia, TN		38401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (931) 380-2265

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 22, 2013, Community First, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Shareholders Meeting”), for which the Board of Directors solicited proxies, at 4:00 p.m. local time, at the Operations building of Community First Bank & Trust, a wholly-owned bank subsidiary of the Company, located at 501 South James M. Campbell Boulevard, Columbia, Tennessee 38401. At the Shareholders Meeting, the shareholders voted on the following proposals as described in detail in the Company’s Proxy Statement dated April 8, 2013. The proposals voted on and approved by the shareholders at the Shareholders Meeting were as follows:

Proposal 1: Election of Directors

The election of three Class II directors, named in the Proxy Statement, to serve as members of the Company’s Board of Directors until the Annual Meeting of Shareholders in 2016 and the election of one Class III director, named in the Proxy Statement, to serve as member of the Company’s Board of Directors until the Annual Meeting of Shareholders in 2014. The following is a list of the directors elected at the Shareholders Meeting with the number of votes “For”, “Against” and “Withheld,” as well as the number of “Broker Non-Votes”:

Class II Nominees	FOR	WITHHELD	BROKER NON-VOTES
W. Roger Witherow	1,789,564	61,060	15,194
Bernard Childress	1,788,756	61,868	15,194
Stephen F. Walker	1,789,564	61,060	15,194

Class III Nominee	FOR	WITHHELD	BROKER NON-VOTES
Martin Maguire	1,789,260	61,364	15,194

Proposal 2: Executive Compensation

The advisory non-binding vote on the compensation of the Company’s named executive officers in the Proxy Statement was approved. The following is a list of the number of votes “For” and “Against” with regard to this proposal, as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,684,490	131,918	34,215	15,194

Because the Company is a participant in the Capital Purchase Program (the “CPP”) of the United States Treasury Department (the “U.S. Treasury”) under the Troubled Assets Relief Program, the Company is required to submit the non-binding, advisory vote on the compensation of the Company’s named executive officers to the Company’s shareholders every year, and accordingly, the Company did not submit for shareholder approval at the Shareholders Meeting a non-binding, advisory vote on the frequency with which such future non-binding, advisory votes are to be held (the “Say-on-Frequency Proposal”). At the Company’s first shareholders meeting held after the shares of preferred stock issued to the U.S. Treasury pursuant to the CPP have been redeemed, the Company will submit to its shareholders a Say-on-Frequency Proposal.

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm

The ratification of the appointment of HORNE LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was approved. The following is a list of the number of votes “For” and “Against” with regard to this proposal, as well as the number of “Abstentions”:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,850,011	—	15,807	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY FIRST, INC.

By:	/s/ Louis E. Holloway
Name:	Louis E. Holloway
Title:	President and Chief Executive Officer

Date: May 24, 2013